                                                                  EXHIBIT 10(K)

                              SETTLEMENT AGREEMENT

        This SETTLEMENT AGREEMENT is among SI HANDLING SYSTEMS, INC., a Pennsylvania corporation, ("SI Handling"), AGV ACQUISITIONS, INC., a Delaware Corporation, ("AGV") in its capacity as debtor in possession in Chapter 11 case No. 94-22194 MSK now pending in the United States Bankruptcy Court for the District of Colorado (the "Bankruptcy Court") and APOGEE ROBOTICS, INC, a Colorado Corporation, ("Apogee") in its capacity as debtor in possession in chapter 11 Case No. 94-22193-CEM now pending in the Bankruptcy Court.

                                    RECITALS

        A. Apogee is the parent of and owns all the common stock of AGV. On December 9, 1994 both Apogee and AGV filed petitions under Chapter 11 of the United States Bankruptcy Code with the Bankruptcy Court.

        B. On January 20, 1995, AGV commenced an adversary proceeding in the Bankruptcy Court against SI Handling entitled "AGV Acquisitions, Inc., plaintiff v. SI Handling Systems, Inc., defendant, No. 1071 PAC." In this proceeding (the "Adversary Proceeding") AGV alleges that SI Handling breached its obligations under two agreements: (i) an agreement (the "Asset Purchase Agreement") whereby SI Handling agreed to sell to AGV all of SI Handling's assets (the "Assets") related to the manufacture and sale of automated guidance vehicles and (ii) an agreement (the "Principles of Operation") whereby SI Handling retained AGV and Apogee to complete certain contracts for its customers. In the Adversary Proceeding AGV seeks a declaratory judgement that it, rather than SI Handling, is the owner of and entitled to possession of the Assets, and a judgment against SI Handling for at least $2,250,000 for alleged breaches of the Asset Purchase Agreement and the Principles of Operation. SI Handling denies the material allegations of the complaint in the Adversary Proceeding and asserts counterclaims against AGV. In its counterclaims, SI Handling alleges that the closing of the sale of the Assets was to occur in escrow; that the conditions of the escrow were not satisfied because of AGV's failure to make a payment that was a condition precedent to the closing; that, as a consequence, ownership of the Assets was never transferred to AGV; and that AGV breached its obligations under the Asset Purchase Agreement and the Principles of Operation. SI Handling seeks a declaratory judgment that it is the owner of the Assets and damages against AGV for at least $4 million.

        C. AGV, Apogee and SI Handling have agreed to compromise and settle all claims and counterclaims asserted in the Adversary Proceeding pursuant to the terms of this Agreement.

                                   AGREEMENT

        In compromise of the Adversary Proceeding and in consideration of the matters set forth herein, the parties agree as follows:

        1. A closing (the "Closing") shall be held at the time and in the place provided for in paragraph 2 below. At the Closing, the following shall occur:

                (a) SI Handling shall pay AGV $150,000 in cash or certified funds,

                (b) AGV and Apogee shall execute and deliver to SI Handling a Bill of Sale, Assignment and Disclaimer in the form attached hereto as Exhibit A, whereby they transfer any right, title or interest that they may have in the Assets to SI Handling and disclaim any interest in the Assets.

                (c) SI Handling, on the one hand, and AGV and Apogee, on the other, shall execute and deliver a Mutual General Release, in the form attached hereto as Exhibit B, of any
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        and all claims that they may have against each other, including without limitation, all claims asserted in the Adversary Proceeding and any claims related to the Asset Purchase Agreement or the Principles of Operation.

                (d) SI Handling and AGV shall execute a Stipulation of Dismissal, in the form of Exhibit C attached hereto, pursuant to which they stipulate to dismissal, with prejudice, of all claims and counterclaims asserted in the Adversary Proceeding. Promptly after the Closing the parties, through their attorneys, shall present that stipulation to the Bankruptcy Court for its approval.

        3. Promptly after the parties sign this agreement, Apogee and AGV shall file a motion with the Bankruptcy Court in their jointly administered chapter 11 cases requesting authorization to settle and compromise the Adversary Proceeding in accordance with the terms of this agreement. Notice of the motion shall be given to creditors as required by Rule 2002 of the Federal Rules of Bankruptcy Procedure and Rule 202 of the Local Rules of Bankruptcy Procedure for the Bankruptcy Court. The Closing shall be held at 10:00 A.M. on the eleventh day, or, if the eleventh day is a Saturday, Sunday or Holiday, on the next business day, after the Bankruptcy Court enters an order, which is final in all respects and not subject to appeal, approving this settlement. The closing shall be at the offices of Holme Roberts & Owen, Suite 4100, 1700 Lincoln Street, Denver, Colorado 80203, or at such other place as the parties may agree.

        4. The Parties acknowledge that many of the persons who are listed as creditors of AGV on the financial schedules that AGV filed with the Bankruptcy Court are listed because AGV agreed in the Asset Purchase Agreement to assume those liabilities of SI Handling that were related to SI Handling's automated guidance vehicle business. AGV reserves the right to
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object to any creditor's claim on any grounds, including the grounds that AGV never assumed the creditor's claims because the closing of the sale of the Assets was never consummated. SI Handling does not, by entering into this Agreement or otherwise, acknowledge that it is liable for any claims that have been or may be asserted against AGV or Apogee. SI Handling will not, to the extent that it has paid or may pay any claim related to its automated guidance vehicle business, assert a claim for reimbursement, indemnity or contribution with respect to that claim against AGV or Apogee.

        5. This Agreement is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; constitutes (with its exhibits) the entire agreement and understanding among the parties; supersedes all prior oral or written understandings among the parties; may be executed in counterparts; may be amended only by a writing signed by all the parties hereto; and shall be governed by Colorado law.

        DATED this 12th day of September, 1995

                                               SI Handling Systems, Inc.

                                               By:  /s/ LEONARD S. YURKOVIC
                                                    ---------------------------
                                               Its: President/CEO
                                                    ---------------------------


                                               AGV Acquisitions, Inc.

                                               By:  /s/ JAMES W. JONES
                                                    ---------------------------
                                               Its: President
                                                    ---------------------------


                                               Apogee Robotics, Inc.

                                               By:  /s/ JAMES R. CURRIER
                                                    ---------------------------
                                               Its: President
                                                    ---------------------------

                                   EXHIBIT A

                    ASSIGNMENT, BILL OF SALE AND DISCLAIMER

        This ASSIGNMENT, BILL OF SALE AND DISCLAIMER is from AGV ACQUISITIONS, INC. ("AGV") and APOGEE ROBOTICS, INC. ("Apogee") to SI HANDLING SYSTEMS, INC. ("SI Handling").

        AGV and SI Handling entered into an agreement, dated as of October 5, 1995, (the "Asset Purchase Agreement") whereby SI Handling agreed to sell to AGV all of its assets related to its automated guidance vehicle business (the "Purchased Assets") located for the most part in Rochester Hills, Michigan. A dispute arose between SI Handling and AGV as to whether SI Handling in fact transferred ownership of the Purchased Assets to AGV. In compromise of that dispute, AGV has agreed to transfer any right, title or interest that it may have in the Purchased Assets to SI Handling and to disclaim any interest in the Purchased Assets. Accordingly,

        1. AGV and its parent corporation Apogee, hereby sell, assign, transfer and convey to SI Handling any right, title or interest that they may have in the Purchased Assets, including, without limitation, any right, title or interest that they may have acquired in any property described in any bills of sale or other documents that were signed in connection with any closing that may have occurred of the Asset Purchase Agreement;

        2. AGV and Apogee acknowledge that they have no right, title or interest in the Purchased Assets.

        Dated this______day of September, 1995.


                                        AGV Acquisitions, Inc.


                                        By:  /s/ JAMES W. JONES
                                             ----------------------------------


                                        Apogee Robotics, Inc.


                                        By:  /s/ JAMES R. CURRIER
                                             ----------------------------------

STATE OF COLORADO    )
                     )  ss.
COUNTY OF __________ )

        The foregoing instrument was acknowledged before me this ______ day of September, 1995, by _________________________ as ______________________________
of AGV Acquisitions, Inc., a ____________________ corporation, on behalf of such corporation.

WITNESS my hand and official seal.

                                My commission expires: ________________________

[SEAL]
                                _______________________________________________
                                Notary Public


STATE OF COLORADO    )
                     )  ss.
COUNTY OF __________ )

        The foregoing instrument was acknowledged before me this ______ day of September, 1995, by ______________________________ as _______________________
of Apogee Robotics, Inc., a _____________________ corporation, on behalf of such corporation.

WITNESS my hand and official seal.

                                My commission expires: ________________________

[SEAL]
                                _______________________________________________
                                Notary Public

                                   EXHIBIT B

                             MUTUAL GENERAL RELEASE

        THIS MUTUAL GENERAL RELEASE is between SI HANDLING SYSTEMS, INC., and its shareholders, directors, officers, employees, attorneys and agents, on the one hand, ("SI Handling") and AGV ACQUISITIONS, INC. ("AGV") and APOGEE ROBOTICS, INC. ("Apogee"), and their respective shareholders, directors, officers, employees, attorneys and agents, on the other hand.

                                    RECITAL

        SI Handling, on the one hand, and AGV and Apogee, on the other hand (collectively, the "Debtors"), in connection with their Settlement Agreement dated September 12, 1995 (the "Agreement"), promised to release one another from any claims and causes of action that either might have against the other.

                                    RELEASE

        THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, SI Handling and the Debtors hereby release one another from all claims, debts, demands, causes of action, suits or liabilities whatsoever of every kind and nature, whether known or unknown, in law or in equity, which either may now have or ever have had against the other prior to the date hereof including, without limitation, (i) all claims asserted in Adversary Proceeding No. 95-1071-PAC in the United States Bankruptcy Court for the District of Colorado, (ii) all claims in any way related to the Asset Purchase Agreement, as amended, dated as of October 5, 1995 between SI Handling and AGV and (iii) all claims related to that certain agreement between SI Handling and Apogee known as the Principles of Operation. Excepted from this release is any claim to enforce (but not to rescind) the Agreement.

        This General Release (i) is governed by Colorado law and (ii) is binding on the successors and assigns of the parties.

        DATED this __ day of September 1995.

                                   SI HANDLING SYSTEMS, INC.

                                   By:  LEONARD S. YURKOVIC
                                        -----------------------------------
                                   Its: President/CEO
                                        -----------------------------------

                                   AGV ACQUISITIONS, INC.

                                   By:  JAMES W. JONES
                                        -----------------------------------
                                   Its: Presidents
                                        -----------------------------------

                                APOGEE ROBOTICS, INC.


                                By:  /s/ JAMES R. CURRIER
                                    ------------------------------------
                                Its: President
                                    ------------------------------------


STATE OF COLORADO    )
                     )  ss.
COUNTY OF            )

        The foregoing instrument was acknowledged before me this ___ day of September, 1995, by _______________________ as ____________________________
of SI Handling Systems, Inc., a_____________________ corporation, on behalf of such corporation.

WITNESS my hand and official seal.

                                My commission expires:
                                                      -------------------------
[SEAL]
                                                      -------------------------
                                                      Notary Public


STATE OF COLORADO    )
                     )  ss.
COUNTY OF            )

        The foregoing instrument was acknowledged before me this ___ day of September, 1995, by _______________________ as ______________________________
of AGV Acquisitions, Inc., a __________________ corporation, on behalf of such corporation.

WITNESS my hand and official seal.

                                My commission expires:
                                                      -------------------------
[SEAL]
                                                      -------------------------
                                                      Notary Public

STATE OF COLORADO       )
                        ) ss.
COUNTY OF _____________ )


        The foregoing instrument was acknowledged before me this __ day of September, 1995, by ______________________ as ______________________ of Apogee
Robotics, Inc., a _______________ corporation, on behalf of such corporation.

WITNESS my hand and official seal.


                    My commission expires:
                                           -----------------------------------

[SEAL]

                                           -----------------------------------
                                           Notary Public


                                       3